                                        [LOGO]

                          THE FRANKLIN LIFE INSURANCE COMPANY
                -----------------------------------------------------
                              AN AMERICAN GENERAL COMPANY
                #1 FRANKLIN SQUARE , SPRINGFIELD, ILLINOIS 62713-0001

Dear Contract Owner:

We are pleased to provide this 1997 annual report which shows the status of and balances in your Franklin Life Money Market Variable Annuity Fund C contract.

The gain in the accumulation unit value of the Fund since year end 1996 was as follows:

                                  December 31, 1997   June 30, 1997  December 31, 1996
                                  -----------------   -------------  -----------------
      Accumulation
       Unit Value                       $23.73           $23.28            $22.87
                                        ------           ------            ------
      Percentage Change From:
          December 31, 1996               3.76%
                                        ------
          June 30, 1997                   1.93%
                                        ------

As we have pointed out in past reports, the annual increase figure should not be compared with fully taxable money market fund rates. Your annuity contract shelters this income from Federal income taxes prior to your annuity starting date so long as your money remains with the Fund. Also, your contract provides that Franklin Life assumes the risk that administrative deductions may be insufficient to cover actual administrative expenses.

The U.S. economy continued to expand at a very rapid rate in 1997. It is estimated that the Gross Domestic Product will increase some 3.5% to 4.0% for the year, well ahead of the expectations expressed at the beginning of 1997.
The unemployment rate was 4.7% in December 1997, down from 5.3% in December 1996, but up from 4.6% in November 1997. Inflation continues to be under control as the Producers Price Index was down 0.2% in December and down 1.2% for the year. This is the first decline in the Producers Price Index since 1991 and the largest decline since 1986. The Producers Price Index declined in nine of the twelve months of 1997. The Consumers Price Index increased 3.3% in 1996, while the annual increase for 1997 is 1.7%, the smallest increase since 1986.

The Federal Reserve Board has kept the Federal Funds rate steady the last half of 1997 after raising the rate from 5.25% to 5.50% on March 25, 1997. Short-term rates have held fairly steady throughout 1997, with commercial paper rates up in early December to accommodate short-term borrowers, then falling back to close the year at 5.55%. Commercial paper rates are some 20 basis points higher now than in late December 1996. Long-term interest rates are some 80 basis points lower than in December 1996. Short-term interest rates are expected to remain fairly steady during the first half of 1998, with lower rates possible if the economy shows signs of slowing too much.

Franklin Life Money Market Variable Annuity Fund C, like other money market funds, offers preservation of capital, liquidity and a return that reflects prevailing short-term interest rates. In today's interest rate environment, you may want to take some extra time and review what role this product should play in your retirement financial planning. Franklin Life and your registered representative would appreciate the opportunity to discuss with you this and other products which will help you find financial security.

                              Cordially yours,

                              /s/ William A. Simpson

                              William A. Simpson
                              Chairman, Chief Executive Officer
                              and President

                 FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                         STATEMENT OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 1997

Assets
     Investments-at amortized cost which approximates fair value
          Corporate short-term notes                                $  933,287
          U.S. Government short-term note                              917,547
                                                                    ----------
                                                                     1,850,834
     Cash on deposit                                                    60,830
     Interest receivable                                                 9,585
                                                                    ----------
                    Total Assets                                     1,921,249

Liability-due to The Franklin Life Insurance Company                       150
                                                                    ----------
Contract owners' equity
     Value of 80,944.385 accumulation units outstanding,
          equivalent to $23.73356211 per unit                       $1,921,099
                                                                    ----------
                                                                    ----------

                              STATEMENT OF OPERATIONS
                            YEAR ENDED DECEMBER 31, 1997

Investment Income-Interest                                          $  101,478
Expenses
     Mortality and expense charges                  $20,938
     Investment management services                   7,370
                                                  ---------

                    Total expenses                                      28,308
                                                                     ---------
                    Net investment income                            $  73,170
                                                                     ---------
                                                                     ---------

                   STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                                     YEAR ENDED DECEMBER 31
                                                        1997         1996
                                                   --------------------------
Net investment income                              $   73,170    $    80,603
Net contract purchase payments                         28,598         38,349
Reimbursement for contract guarantees                     227             51
Withdrawals                                          (177,568)      (425,220)
Administrative expense charges                         (1,512)          (820)
                                                   --------------------------
     Net decrease in contract owners' equity          (77,085)      (307,037)
     Contract owners' equity at beginning of year   1,998,184      2,305,221
                                                   --------------------------
     Contract owners' equity at end of year        $1,921,099    $ 1,998,184
                                                   --------------------------

                          SEE NOTES TO FINANCIAL STATEMENTS

                 FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1997

PRINCIPAL                                                      CARRYING
 AMOUNT                                                          VALUE
---------                                                      --------
               CORPORATE SHORT-TERM NOTES
                (48.58%)
               AUTOMOTIVE (14.73%)
$95,000             Ford Motor Credit Corporation
                         5.70%, due 1/12/98                    $94,263
 95,000             General Motors Acceptance
                         Corporation, 5.82%, due 1/20/98        94,247
 95,000             Chrysler Financial Corporation
                         5.83%, due 1/22/98                     94,339
                                                               -------
                                                               282,849

               FINANCE COMPANIES - CONSUMER (14.21%)
 95,000             Associates Corporation of North America
                         5.75%, due 2/3/98                      94,287
 95,000             Household Finance Corporation
                         5.72%, due 1/29/98                     94,336
 85,000             Norwest Financial, Inc.
                         5.55%, due 1/5/98                      84,384
                                                               -------
                                                               273,007

               FINANCIAL SAVINGS & SERVICE (4.91%)
 95,000             American Express Credit Corporation
                         5.70%, due 1/21/98                     94,338

               MACHINERY - INDUSTRIAL & CONSTRUCTION
                    (4.91%)
$95,000             John Deere Capital Corporation
                         5.70%, due 1/27/98                    $94,353

               OILS & OIL RELATED PRODUCTS (4.91%)
 95,000             Chevron USA, Inc.
                         5.50%, due 2/11/98                     94,376

               RETAIL (4.91%)
 95,000             Sears Roebuck Acceptance
                         Corporation 5.74%, due
                         2/19/98                                94,364
                                                             ---------

                              TOTAL CORPORATE SHORT-TERM
                                    NOTES (COST-$933,287)      933,287

               U.S. GOVERNMENT SHORT-TERM NOTE
                    (47.76%)
925,000        United States Treasury Bill
                    5.18%, due 1/8/98 (cost-$917,547)          917,547
                                                             ---------

                              TOTAL INVESTMENTS (96.34%)
                                       (COST-$1,850,834)     1,850,834

                    CASH AND RECEIVABLE, LESS LIABILITY
                                                 (3.66%)        70,265
                                                             ---------

                    TOTAL CONTRACT OWNERS' EQUITY (100%)    $1,921,099
                                                            ----------

                          SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE MONEY MARKET VARIABLE
ANNUITY FUND C
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Money Market Variable Annuity Fund C (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Securities with remaining maturities of 60 days or less are valued at amortized cost, which is equivalent to fair value.
Securities purchased with more than 60 days to maturity are valued at fair value until the 61st day prior to maturity. Thereafter, any discount or premium from that fair value to maturity value is recognized by constant, proportionate amortization until maturity.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

NOTE B-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .001027% of the current value of the Fund per day (.375% on an annual basis) and for mortality and expense risk assurances at the rate of .002918% of the current value of the Fund per day (1.065% on an annual basis). The investment management service charge and the mortality and expense risk charge may be increased to maximum rates, on an annual basis, of .500% and 1.750%, respectively.

Certain other deductions are made from the Fund and paid to The Franklin including administrative fees and contingent deferred sales charges on certain amounts withdrawn. These deductions are more fully described in the Fund's prospectus.

                   NOTE C-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                            YEAR ENDED                     YEAR ENDED
                         DECEMBER 31, 1997              DECEMBER 31, 1996
                      ------------------------------------------------------
                         Units      Amount              Units      Amount
                      ------------------------------------------------------
Balance at
  beginning of
  year                 87,386    $1,998,184            104,641   $2,305,221

Purchases               1,238        28,598              1,740       38,349

Net
  investment
  income                 -           73,170               -          80,603

Withdrawals            (7,651)     (177,568)           (18,962)    (425,220)

Reimbursement
  for contract
  guarantees             -              227               -              51

Administrative
  expense charges         (29)       (1,512)               (33)        (820)
                     -------------------------------------------------------
Balance at end
  of year              80,944    $1,921,099             87,386   $1,998,184
                     -------------------------------------------------------
                     -------------------------------------------------------

NOTE D-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

                  FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                              SUPPLEMENTARY INFORMATION
                PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                  (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                          OUTSTANDING THROUGHOUT EACH YEAR)

                                                                 YEAR ENDED DECEMBER 31
                                    1997                1996                1995                1994               1993
                                 -----------------------------------------------------------------------------------------
Investment income                  $1.204              $1.162              $1.203               $.846               $.617
Expenses                             .337                .326                .309                .303                .294
                                 -----------------------------------------------------------------------------------------
Net investment income                .867                .836                .894                .543                .323

Accumulation unit value:
  Beginning of year                22.866              22.030              21.136              20.593              20.270
  End of year                     $23.733             $22.866             $22.030             $21.136             $20.593
                                 -----------------------------------------------------------------------------------------
                                 -----------------------------------------------------------------------------------------

Ratio of expenses to average
     net assets                      1.44%               1.44%               1.44%               1.44%               1.44%

Ratio of net investment income
     to average net assets           3.73%               3.71%               4.17%               2.58%               1.58%

Number of accumulation units
     outstanding at end of year    80,944              87,386             104,641             132,646             159,929
--------------------------------------------------------------------------------------------------------------------------


                     MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 21, 1997. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.

     Matter                                                           Votes:
 --------------                                   -------------------------------------------------------------
                                                       For                 Against             Abstain
                                                       ---                 -------             -------
Election of
Robert G. Spencer as
Member, Board of Managers                              44,045              1,210                   0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers                              44,045              1,210                   0

Election of
James W. Voth as
Member, Board of Managers                              44,045              1,210                   0

Election of
Clifford L. Greenwalt as
Member, Board of Managers                              44,045              1,210                   0

Ratification of Selection
of Ernst & Young LLP as
independent auditors                                   43,545                870                 840

                            REPORT OF INDEPENDENT AUDITORS




Board of Managers and Contract Owners
Franklin Life Money Market Variable Annuity Fund C

We have audited the accompanying statement of assets and liabilities of Franklin Life Money Market Variable Annuity Fund C, including the portfolio of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in contract owners' equity for each of the two years then ended, and the table of per-unit income and changes in accumulation unit value for each of the three years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for each of the two years in the period ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1997, 1996 and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Money Market Variable Annuity Fund C at December 31, 1997 and the results of its operations for the year then ended, and the changes in its contract owners' equity for each of the two years then ended, and per-unit income and changes in accumulation unit value for each of the three years then ended in conformity with generally accepted accounting principles.




                                   /s/ Ernst & Young LLP


Chicago, Illinois
January 30, 1998